THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H
American Legacy® Design

Supplement dated June 21, 2011 to the Prospectus dated May 1, 2011

This Supplement to your American Legacy® prospectus outlines changes to the fees and expenses for certain investment options under your variable annuity contract. All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

We have been advised by the Lincoln Variable Insurance Products Trust (“LVIP”) that the fees for certain LVIP funds as presented in your May 1, 2011 prospectus are incorrect. The following information sets forth the corrected fees and related information for those funds.  The fees and expenses for all other funds in your variable annuity contract remain unchanged.

The following item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2010. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

	Maximum	Minimum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses):	1.16%	0.54%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*):	1.06%	0.54%
*Three of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2012.

The following table shows the expenses charged by each fund for the year ended December 31, 2010 (as a percentage of each fund’s average net assets):

	Management Fees (before any waivers/ reimburse-ments) +	12b-1 Fees (before any waivers/ reimburse-ments) +	Other Expenses (before any waivers/ reimburse-ments) +	Acquired Fund Fees and Expenses =	Total Expenses (before any waivers/ reimburse-ments)	Total Contractual waivers/ reimburse-ments (if any)	Total Expenses (after any waivers/ reimburse-ments)
LVIP American Balanced Allocation Fund1,2 (Service Class)	0.25%	0.35%	0.07%	0.42%	1.09%	-0.05%	1.04%
LVIP American Growth Allocation Fund1,2 (Service Class)	0.25%	0.35%	0.06%	0.43%	1.09%	-0.05%	1.04%
LVIP American Income Allocation Fund1,2,3 (Service Class)	0.25%	0.35%	0.15%	0.41%	1.16%	-0.10%	1.06%
1”Other Expenses” are based on estimated amounts for the current fiscal year.
2Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.
3LIA has contractually agreed to reimburse the fund’s Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.65% of average daily net assets. The agreement will continue at least through April 30, 2012.

EXAMPLES

This Example of a Design 3 contract is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and Lincoln Lifetime IncomeSM Advantage 2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable period:
1 year	3 years	5 years	10 years
$1,381	$2,320	$3,247	$5,738

2) If you annuitize or do not surrender your contract at the end of the applicable period:
1 year	3 years	5 years	10 years
$531	$1,620	$2,747	$5,738

For more information, see Charges and Other Deductions in the prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect any applicable bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE® Advantage, Guaranteed Income Benefit with i4LIFE® Advantage, 4LATER® Guaranteed Income Benefit and Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Please retain this Supplement for future reference.